SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

BORROWERS:   LANTRONIX, INC.
             STALLION TECHNOLOGIES, INC.


DATED AS OF JULY 24, 2004


         THIS AMENDMENT TO LOAN DOCUMENTS (THIS "AMENDMENT") is entered into between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054, and the borrower(s) named above (individually and collectively, and jointly and severally, the "Borrower").

         Bank and Borrower agree to amend the Loan and Security Agreement between them, dated January 7, 2002 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), as set forth herein, effective as of the date hereof. Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement (as amended by this Amendment).

         1. AMENDMENTS TO LOAN AGREEMENT.

                  (a) The definition of "Revolving Maturity Date" set forth in
Section 13.1 of the Loan Agreement, which currently reads as follows:

                     "     "REVOLVING MATURITY DATE" is July 24, 2004."

, hereby is amended and restated in its entirety to read as follows:

                     "     "REVOLVING MATURITY DATE" is July 22, 2005."

For the avoidance of doubt and without limiting the generality of the Section 2 of the Loan Agreement, the Cash Management Services and FX Forward Contracts shall terminate upon the earlier of (a) the Revolver Maturity Date, or (b) any earlier effective date of termination of the Loan Agreement (or such later date requested by Borrower as the Bank may agree in writing in its sole discretion if and to the extent Borrower's Obligations in respect of the FX Forward Contracts and Cash Management Services are secured by cash in amounts and on terms and conditions acceptable to Bank in its sole discretion).


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                  (b) The portion of Section 6.7 of the Loan Agreement that
currently reads as follows:

                  "QUICK RATIO ADJUSTED. A ratio of Quick Assets to Quick Liabilities of at least 1.00 to 1.0."

, hereby is amended and restated in its entirety to read as follows:

                  "QUICK RATIO ADJUSTED. A ratio of Quick Assets to Quick Liabilities of at least 0.80 to 1.00."


                  (c) Section 6.2(d) of the Loan Agreement, which currently reads as follows:

                  " (d) Bank has the right to audit Borrower's Accounts at Borrower's expense, but such audits at Borrower's expense will be conducted no more often than once every six months, unless an Event of Default has occurred and is continuing."

, hereby is amended and restated in its entirety to read as follows:

                  " (d) Bank has the right to audit Borrower's Accounts at Borrower's expense, but such audits at Borrower's expense will be conducted no more often than once every 12 months, unless an Event of Default has occurred and is continuing."

                  (d) Section 6.6 of the Loan Agreement, which currently reads as follows:

                  "6.6 MINIMUM BANK DEPOSITS. Borrower will maintain in its bank or investment accounts at Bank or held through Bank minimum unrestricted cash deposits equal to the $5,000,000 on a consolidated basis for all Borrowers."

, hereby is amended and restated in its entirety to read as follows:

                  "6.6 MINIMUM BANK DEPOSITS. Borrower will maintain in its bank or investment accounts at Bank or held through Bank unrestricted cash deposits of at least the Required Deposit Amount (as defined below) on a consolidated basis for all Borrowers. As used herein, the term "Required Deposit Amount" means, as of any date of determination, the greater of (a) $4,000,000, or (b) the lower of (i) 125% of the aggregate amount of Advances and other Credit Extensions then outstanding (including, without duplication, applicable reserves against (or reductions of) remaining unfunded availability as a result of outstanding FX Forward Contracts and outstanding Cash Management Services) , and (ii) $5,000,000."

                  (e) Without limiting the generality of Section 6.2(b) of the Loan Agreement, Borrower shall deliver, concurrently with the monthly Compliance Certificate required thereunder, a completed worksheet relative to Borrower's Adjusted Quick Ratio, in the form of Exhibit A attached hereto.

         2. FEES. In consideration for Bank entering into this Amendment, Borrower shall pay Bank a fee of $12,500, concurrently with the execution and delivery of this Amendment, which fee shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Bank is authorized to charge said fees to Borrower's loan account.

         3. REPRESENTATIONS TRUE. Borrower represents and warrants to Bank that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Bank and Borrower, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as expressly amended herein (or as amended and restated in the Loan Documents as expressly contemplated herein), all of the terms and provisions of the Loan Agreement and all other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

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         5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same document. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. The foregoing shall apply to each other Loan Document MUTATIS MUTANDIS.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

   BORROWER:

   LANTRONIX, INC.


   BY
      -------------------------------
      PRESIDENT OR VICE PRESIDENT

   BORROWER:

   STALLION TECHNOLOGIES, INC.


   BY
      -------------------------------
      PRESIDENT OR VICE PRESIDENT



                                                SILICON:

                                                SILICON VALLEY BANK


                                                BY
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                                                TITLE
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